CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N‐1A of our report dated February 29, 2024, relating to the financial statements and financial highlights of TrueShares Technology, AI & Deep Learning ETF, The Opal Dividend Income ETF (formerly TrueShares Low Volatility Equity Income ETF), and TrueShares Eagle Global Renewable Energy Income ETF, each a series of Listed Funds Trust, for the year ended December 31, 2023, and to the references to our firm under the headings “Other Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.
COHEN & COMPANY, LTD.
Cleveland, Ohio
April 22, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N‐1A of our report dated February 29, 2024, relating to the financial statements and financial highlights of TrueShares Structured Outcome (July) ETF, TrueShares Structured Outcome (August) ETF, TrueShares Structured Outcome (September) ETF, TrueShares Structured Outcome (October) ETF, TrueShares Structured Outcome (November) ETF, TrueShares Structured Outcome (December) ETF, TrueShares Structured Outcome (January) ETF, TrueShares Structured Outcome (February) ETF, TrueShares Structured Outcome (March) ETF, TrueShares Structured Outcome (April) ETF, TrueShares Structured Outcome (May) ETF, and TrueShares Structured Outcome (June) ETF, each a series of Listed Funds Trust, for the year ended December 31, 2023, and to the references to our firm under the headings “Other Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.
COHEN & COMPANY, LTD.
Cleveland, Ohio
April 22, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N‐1A of our report dated February 29, 2024, relating to the financial statements and financial highlights of RiverNorth Patriot ETF, and RiverNorth Enhanced Pre‐Merger SPAC ETF, each a series of Listed Funds Trust, for the year ended December 31, 2023, and to the references to our firm under the headings “Other Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.
COHEN & COMPANY, LTD.
Cleveland, Ohio
April 22, 2024